                              LETTER OF TRANSMITTAL
        TO ACCOMPANY CERTIFICATES REPRESENTING SHARES OF COMMON STOCK
                                      OF
                            HOMESERVICES.COM INC.
             SURRENDERED FOR CASH PAYMENT PURSUANT TO THE MERGER
                                      OF
                            HMSV ACQUISITION CORP.
                                WITH AND INTO
                            HOMESERVICES.COM INC.

                     The Paying Agent for the Merger is:

                   COMPUTERSHARE TRUST COMPANY OF NEW YORK

                                     BY OVERNIGHT DELIVERY
      BY HAND DELIVERY TO:             OR EXPRESS MAIL:                  BY MAIL:
       Wall Street Plaza               Wall Street Plaza           Wall Street Station
  88 Pine Street, 19th Floor      88 Pine Street, 19th Floor          P.O. Box 1010
       New York, NY 10005             New York, NY 10005         New York, NY 10268-1010

                            FOR INFORMATION CALL:
                                (800) 245-7630

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE PAYING AGENT.

   THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

                                        DESCRIPTION OF SHARES SURRENDERED
----------------------------------------------------------------------------------------------------------------
               Name(s) and Address(es) of Registered Holder(s)                  Share Certificate(s) Enclosed
  (Please fill in, if blank, as name(s) appear(s) on Share Certificate(s))   (Attach additional list if necessary)
---------------------------------------------------------------------------  -----------------------------------
                                                                                    Share           Number of
                                                                                 Certificate         Shares
                                                                                  Number(s)        Surrendered
                                                                             ------------------ ---------------

                                                                             ------------------ ---------------

                                                                             ------------------ ---------------

                                                                             ------------------ ---------------

                                                                             ------------------ ---------------
                                                                             Total Shares:
                                                                             ------------------

--------------------------------------------------------------------------------
                                LOST CERTIFICATES

[  ] I have lost my certificates that represented ________ shares and require assistance in obtaining replacement certificates. I understand that I must contact the Paying Agent to obtain instructions for replacing a lost certificate (See Instruction 10).
--------------------------------------------------------------------------------


             SPECIAL PAYMENT INSTRUCTIONS                 SPECIAL DELIVERY INSTRUCTIONS
           (SEE INSTRUCTIONS 3, 4, 5 AND 7)                (SEE INSTRUCTIONS 3 AND 7)

          Fill in ONLY if check is to be issued     Fill in ONLY if check is to be issued
        in a name other than that set forth         in the name set forth above but
        above.                                      delivered to an address other than that
                                                    set forth above.
        Issue and deliver check to:
                                                    Deliver check to:
        Name
        ---------------------------------------     Name
                     (PLEASE PRINT)                      -----------------------------------
                                                                  (PLEASE PRINT)
        Address
        ---------------------------------------     Address
                                                           ---------------------------------
        ---------------------------------------
                                                    ----------------------------------------
        ---------------------------------------
                                                    ----------------------------------------
        ---------------------------------------
                   (INCLUDE ZIP CODE)               ----------------------------------------
                                                               (INCLUDE ZIP CODE)
        ---------------------------------------
            (TAX IDENTIFICATION OR SOCIAL
                  SECURITY NUMBER)
           (SEE "IMPORTANT TAX INFORMATION"
               FOLLOWING INSTRUCTIONS)


                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
 PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

   In connection with the merger (the "Merger") of HMSV Acquisition Corp. ("Purchaser"), a Delaware corporation and a wholly owned subsidiary of MidAmerican Energy Holding Company ("MEHC"), with and into HomeServices.Com Inc. (the "Company"), which became effective on September 26, 2001, upon adoption of resolutions of the Board of Directors of Purchaser and the filing by Purchaser of a Certificate of Ownership and Merger with the Delaware Secretary of State, without any vote or other action on the part of the Board of Directors or stockholders of the Company, the undersigned herewith surrenders the above described certificate(s) (the "Certificate(s)"), which prior to the Merger represented shares of common stock, par value $.01 per share, of the Company (the "Shares"), in exchange for cash in the amount of $17.00 per Share, without interest, payable pursuant to the Merger.

   The undersigned represents that the undersigned has full authority to surrender the Shares, free and clear of all liens, claims and encumbrances. The undersigned will, upon request, execute and deliver any additional documents reasonably deemed appropriate or necessary by the Paying Agent (as defined below) in connection with the surrender of the Shares. All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. The surrender of Shares hereby is irrevocable.

   The undersigned understands that surrender is not made in acceptable form until the receipt by Computershare Trust Company of New York (the "Paying Agent") of this Letter of Transmittal, duly completed and signed, and of the Certificate(s), together with all accompanying evidences of authority in form satisfactory to the Company (which may delegate power in whole or in part to the Paying Agent). All questions as to validity, form and eligibility of any surrender of Shares hereby will be determined by the Company (which may delegate power in whole or in part to the Paying Agent) and such determination shall be final and binding.

   The undersigned understands that payment for surrendered Shares will be made as promptly as practicable after the surrender of Certificate(s) representing the Shares is made in acceptable form.

   Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased in the name(s) of the registered holder(s) appearing above under "Description of Shares Surrendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased to the address(es) of the registered holder(s) appearing above under "Description of Shares Surrendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased in the name(s) of, and deliver such check to, the person(s) so indicated.

  ---------------------------------------------------------------------------
                                  SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W9 BELOW)

  ---------------------------------------------------------------------------

  ---------------------------------------------------------------------------
                         (SIGNATURE(S) OF STOCKHOLDER(S)

  Dated:        , 2001
        -------

  (Must be signed by registered holder(s) exactly as name(s) appear(s) on the Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 3.)

  Name(s)
         --------------------------------------------------------------------

  ---------------------------------------------------------------------------
                                 (PLEASE PRINT)
  Name of Firm
              ---------------------------------------------------------------

  Capacity (full title)
                       ------------------------------------------------------
                               (SEE INSTRUCTION 4)

  Address
         --------------------------------------------------------------------

  ---------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

  Area Code and Telephone Number
                                ---------------------------------------------

  Taxpayer Identification or Social Security Number
                                                    -------------------------
                                                     (SEE SUBSTITUTE FORM W9)

                          GUARANTEE OF SIGNATURE(S)
                             (SEE INSTRUCTION 3)

                     FOR USE BY FINANCIAL INSTITUTIONS ONLY
        FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTY IN SPACE BELOW Authorized Signature
                      -------------------------------------------------------
  Name(s)
         --------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

  Title
        ---------------------------------------------------------------------

  Name of Firm
              ---------------------------------------------------------------
  Address
         --------------------------------------------------------------------

  ---------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

  Area Code and Telephone Number
                                ---------------------------------------------
  Dated:       , 2001
        -------

                                 INSTRUCTIONS
            FORMING PART OF THE TERMS AND CONDITIONS OF THE MERGER

   1. Delivery of Letter of Transmittal and Certificate(s). This Letter of Transmittal, completed and signed, must be used in connection with the delivery and surrender of the Certificate(s). A Letter of Transmittal and the Certificates(s) must be received by the Paying Agent, in satisfactory form, in order to make an effective surrender. Do not send them to the Company. Delivery of the Certificate(s) and other documents shall be effected, and the risk of loss and title to the Certificate(s) shall pass, only upon proper receipt of the Certificate(s) by the Paying Agent. The method of delivery of the Certificate(s) and other documents is at the election and risk of the stockholder. If such a delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Surrender may be made by mail, by hand or by overnight courier to the Paying Agent, at one of the addresses shown above. A mailing envelope addressed to the Paying Agent is enclosed for your convenience.

   2. Terms of Conversion of the Shares. Each Share was converted at the effective time of the Merger into the right to receive $17.00 in cash, except for Shares held by the Company, Purchaser or by stockholders who have exercised their appraisal rights under Delaware law.

   3. Guarantee of Signature. The Certificate(s) need not be endorsed and stock powers and signature guarantees are unnecessary unless (a) the Certificate(s) is registered in a name other than that of the person surrendering the Certificate(s) or (b) such registered holder completes the Special Payment Instructions or Special Delivery Instructions. In the case of
(a) above, any such Certificate(s) must be duly endorsed or accompanied by a properly executed stock power with the signature on the endorsement or stock power and on the Letter of Transmittal guaranteed by a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program. In the case of (b) above, only the signature on the Letter of Transmittal should be similarly guaranteed.

   4. Signatures on Letter of Transmittal and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares surrendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

   If any of the Shares surrendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

   If any of the Shares surrendered hereby are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

   If this Letter of Transmittal or any Share certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

   If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and surrendered hereby, no endorsements of Certificates or separate stock powers are required unless payment is to be issued in the name of a person other than the registered holder(s). Signatures on any such Certificates or stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by Certificates listed and surrendered hereby, the Certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Certificates. Signature(s) on any such Certificates or stock powers must be guaranteed by an Eligible Institution.

   5. Stock Transfer Taxes. The Company will bear liability for any state stock transfer taxes applicable to the delivery of checks in payments for surrendered Shares; provided, however, that if any payment is to be made to any person(s) other than the registered holder(s) of the surrendered Shares, it shall be a condition of the issuance and delivery of such check that the amount of any stock transfer taxes (whether imposed on the registered holder(s) or person(s)) payable on account of the transfer (or transfers) of the surrendered Shares shall be delivered to the Paying Agent or satisfactory evidence of the payment of such taxes or nonapplicability thereof shall be submitted to the Paying Agent before such check will be issued.

   6. Validity of Surrender, Irregularities. All questions as to validity, form and eligibility of any surrender of Shares hereby will be determined by the Company (which may delegate power in whole or in part to the Paying Agent), and such determination shall be final and binding. The Company reserves the right to waive any irregularities or defects in the surrender of any Shares, and its interpretations of this Letter of Transmittal (including these instructions) with respect to such irregularities or defects shall be final and binding. A surrender will not be deemed to have been made until all irregularities have been cured or waived.

   7. Special Payment and Delivery Instructions. Indicate the name and address to which payment for the Shares is to be issued and sent if different from the name and/or address of the person(s) signing this Letter of Transmittal.

   8. Additional Copies. Additional copies of this Letter of Transmittal may be obtained from the Paying Agent.

   9. Inadequate Space. If the space provided on this Letter of Transmittal is inadequate, the Share certificate numbers and number of Shares should be listed on a separate signed schedule affixed hereto.

   10. Letter of Transmittal Required; Surrender of Certificate(s); Lost Certificate(s). You will not receive any cash for your Shares unless and until you deliver this Letter of Transmittal, duly completed and signed, to the Paying Agent, together with the Certificate(s) representing such Shares and any required accompanying evidences of authority in form satisfactory to the Company. If the Certificate(s) has (have) been lost or destroyed, such should be indicated on the face of this Letter of Transmittal. In such event, the Paying Agent will forward additional documentation necessary to be completed in order to surrender effectively such lost or destroyed Certificate(s). No interest will be paid on amounts due for the Shares.

                          IMPORTANT TAX INFORMATION

   Under Federal income tax law, a stockholder whose Shares are accepted for payment is required to provide the Paying Agent with such stockholder's correct taxpayer identification number. If such stockholder is an individual, the taxpayer identification number is such stockholder's social security number. If the Paying Agent is not provided with the correct taxpayer identification number or an adequate basis for an exemption, such stockholder may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 30.5% (assuming Shares are surrendered this year) of the gross proceeds received under the Merger. To prevent backup withholding, each stockholder surrendering Shares must provide such stockholder's correct taxpayer identification number by completing the Substitute Form W-9 included herewith, certifying that the taxpayer identification number provided is correct, or that such stockholder is awaiting a taxpayer identification number, and that (i) the stockholder is exempt from backup withholding, (ii) the stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends, or
(iii) the Internal Revenue Service has notified the stockholder that such stockholder is no longer subject to backup withholding. If a stockholder is subject to backup withholding, such stockholder must cross out Item (Y) or
Part 3 of the Substitute Form W-9.

   Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt stockholders, other than foreign persons, should furnish their taxpayer identification number, write "Exempt" in Part 2 of the Substitute Form W-9 included herewith and sign, date and return the Substitute Form W-9 to the Paying Agent. In order for a foreign person to qualify as an exempt stockholder, such person must submit an appropriate and properly completed IRS Form W-8, attesting to that person's exempt status. Such a Form W-8 may be obtained from the Paying Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional information.

   If backup withholding applies, the Paying Agent is required to withhold 30.5% (assuming Shares are surrendered this year) of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

   A stockholder surrendering Shares is required to give the Paying Agent the taxpayer identification number of the record holder of the Shares. If the Shares are in more than one name, or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the stockholder does not currently have a taxpayer identification number, but has applied for a taxpayer identification number or intends to apply for a taxpayer identification number in the near future, such stockholder should (i) consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for instructions on applying for a taxpayer identification number, (ii) write "Applied For" in the space provided in Part 1(A) of the Substitute Form W-9 and check the appropriate box in Part 1(B), and (iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number included herewith. Note that writing "Applied For" on the Substitute Form W-9 means that the stockholder has already applied for a taxpayer identification number or that such stockholder intends to apply for one in the near future. If the box in Part 1(B) is checked, the Paying Agent will withhold 30.5% (assuming Shares are surrendered this year) of payments made to the stockholder, unless the taxpayer identification number is provided by the time of payment.

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

            PAYER'S NAME: COMPUTERSHARE TRUST COMPANY OF NEW YORK
--------------------------------------------------------------------------------------------------
SUBSTITUTE             Name
FORM W-9                    ----------------------------------------------------------------------
                                                     (Please Print)
DEPARTMENT OF THE
TREASURY               Address
INTERNAL REVENUE               -------------------------------------------------------------------
SERVICE                                            (Number and Street)

PAYER'S REQUEST        ---------------------------------------------------------------------------
FOR TAXPAYER           (City)                                            (State)       (Zip Code)
IDENTIFICATION
NUMBER ("TIN")         ---------------------------------------------------------------------------
                       PART 1(A)--PLEASE PROVIDE YOUR TIN IN THE       TIN:
                       BOX AT RIGHT AND CERTIFY BY SIGNING AND             -----------------------
                       DATING BELOW.                                       (Social Security Number
                                                                                 or Employer
                                                                            Identification Number)

                       ---------------------------------------------------------------------------
                       PART 1(B)--PLEASE CHECK THE BOX AT RIGHT IF YOU HAVE APPLIED FOR, AND ARE
                       AWAITING RECEIPT OF, YOUR TIN.[ ]

                       PART 2--FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE WRITE "EXEMPT"
                       HERE (SEE INSTRUCTIONS)

                       PART 3--CERTIFICATION UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
                       (X) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and
                       (Y) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue
                       Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
                       (Z) I am a U.S. person (including a U.S. resident alien).

SIGN HERE              Signature                                            Date
                                -------------------------------------------      -----------------
--------------------------------------------------------------------------------------------------
CERTIFICATION OF INSTRUCTIONS --You must cross out Item (Y) or Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (Y).
--------------------------------------------------------------------------------------------------

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 1(B) OF THE SUBSTITUTE
FORM W-9 INDICATING YOU HAVE APPLIED FOR, AND ARE AWAITING RECEIPT OF, YOUR TAXPAYER IDENTIFICATION
NUMBER.

--------------------------------------------------------------------------------------------------
                       CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO
ME, AND EITHER (1) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION
NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE
OR (2) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO
NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER TO THE PAYER BY THE TIME OF PAYMENT, 30.5 PERCENT
(ASSUMING SHARES ARE SURRENDERED THIS YEAR) OF ALL REPORTABLE PAYMENTS MADE TO ME PURSUANT TO THE
MERGER WILL BE WITHHELD.

Signature                                                           Date                  , 2001
          ---------------------------------------------------------      -----------------
--------------------------------------------------------------------------------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30.5% (ASSUMING
      SHARES ARE SURRENDERED THIS YEAR) OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE
      REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
      SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

   Questions or requests for assistance or additional copies of this Letter of Transmittal and other materials may be directed to the Paying Agent at its address and telephone number listed above.